EXHIBIT 10.29


                              TERMINATION AGREEMENT
                                 BY AND BETWEEN
                           HIENERGY TECHNOLOGIES, INC.
                                       AND
                           H.C. WAINWRIGHT & CO., INC.

THIS TERMINATION AGREEMENT ("Agreement") executed on the 27 day of November , 2002, terminates that certain Placement Agent Agreement (the "Original Agreement") entered into as of the 8th day of August, 2002, by and between HiEnergy Technologies, Inc. ("HiEnergy" of the "Company"), and H.C. Wainwright & Co., Inc. ("HCW").

1. TERMINATION. Subject to the terms and conditions of this Agreement, the Original Agreement is terminated effective as of the date first set forth above. The Original Agreement shall be of no further force or effect, and the parties' obligations thereunder shall be deemed completely performed and discharged. Except as set forth in this Agreement, any liabilities arising out of the Original Agreement and performances rendered thereunder are hereby released and shall be deemed satisfied in their entirety.

2. FURTHER ASSURANCES REGARDING CERTAIN ACCRUED OBLIGATIONS UNDER THE ORIGINAL AGREEMENT. During the term of the Original Agreement, HCW served as placement agent for a Series A Convertible Preferred Stock offering that yielded gross proceeds of $929,625 and a common stock offering that yielded gross proceeds of $1,822,400.85. In connection with these offerings, HCW earned a cash fee of 8% of gross proceeds and 279,540 warrants. In addition, HCW earned a retainer fee of 100,000 warrants. From and after the date of this Agreement, upon the request of HCW or the Company, each of the Company and HCW shall execute and deliver such instruments, documents, and other writings as may be reasonably necessary or desirable to satisfy the preceding obligations.

3. GRANT OF  WARRANTS.  The  Company  shall issue  warrants to purchase  150,000 shares, substantially similar to those earned in respect of the Series A Convertible Preferred Stock offering and the common stock offering, with a five-year term commencing November 26, 2002, and an exercise price of $2.48 per share, to the persons (the "Holders") set forth on Schedule # attached hereto. If at any time following the preparation, filing, and effectiveness of the registration statement covering the Series A Convertible Preferred Stock offering and the common stock offering, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall permit the Holders to include the shares underlying their warrants in such registration statement.


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4.  COUNTERPARTS  AND  FACSIMILE  SIGNATURE.  This  Agreement  may be  signed in counterparts, all of which when taken together shall constitute a single executed document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              HIENERGY  TECHNOLOGIES,  INC.


                              By: /s/ Tom Pascoe
                              ----------------------------------
                              Tom  Pascoe,  President  and  CEO

                              H.C. WAINWRIGHT & CO., INC.


                              By: /s/ Matthew Balk
                              ----------------------------
                              Name: Matthew Balk
                              ----------------------------
                              Title:  Managing  Director
                              ----------------------------

                                   SCHEDULE 3


Below is a listing of holders of H.C. Wainwright & Co., Inc. warrants granted on the terms agreed upon in the Termination Agreement by and between HiEnergy Technologies, Inc. & H.C. Wainwright & Co., Inc.


                                           NO. OF      PRICE PER      DATE OF
       HOLDER                WARRANT NO.   SHARES        SHARE       ISSUANCE
---------------------------  -----------  --------   ------------- ------------
Sherbrooke Partners, LLC        W-053      80,000        $2.48       12/9/2002

Jason Adelman                   W-054      40,000        $2.48       12/9/2002

Steven Markovich                W-055       5,000        $2.48       12/9/2002

H.C. Wainwright & Co., Inc.     W-056      25,000        $2.48       12/9/2002